SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 6, 2006
INTERFACE, INC.
(Exact name of Registrant as Specified in its Charter)

Georgia	000-12016	58-1451243

(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

2859 Paces Ferry Road, Suite 2000 Atlanta, Georgia	30339

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (770) 437-6800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
          On November 6, 2006, Interface, Inc. (the “Company”), in connection with its previously announced public offering of its Class A Common Stock, par value $0.10 per share (the “Common Stock”), entered into an Underwriting Agreement (the “Underwriting Agreement”)with Citigroup Global Markets Inc., Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Capital Markets, Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, Inc. (the “Underwriters”). Upon the terms and subject to the conditions set forth in the Underwriting Agreement, the Company has agreed to sell the Underwriters up to 5,000,000 shares of Common Stock at a price per share of $14.6500, less an underwriting discount of $0.8424 per share. The offering is expected to close on November 10, 2006 and is subject to customary closing conditions. The Company has also granted the Underwriters a 30-day option to purchase up to an additional 750,000 shares of Common Stock to cover over-allotments, if any.
          A copy of the Underwriting Agreement is attached as Exhibit 1.1.
ITEM 7.01. REGULATION FD DISCLOSURE
          On November 7, 2006, the Company issued a press release to announce the pricing of its public offering of shares of its Common Stock. A copy of the press release is attached as Exhibit 99.1.
ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS.
(a)	Financial Statements of Businesses Acquired.

None.

(b)	Pro Forma Financial Information.

None.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 6, 2006, by and between the Company, Citigroup Global Markets Inc., Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Capital Markets, Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, Inc.

99.1	Press Release of Interface, Inc., dated November 7, 2006, announcing the pricing of the public offering of shares of the Company’s Common Stock (furnished pursuant to Item 7.01 of Form 8-K).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERFACE, INC.
By:	/s/ Raymond S. Willoch
Raymond S. Willoch
Senior Vice President-Administration, General Counsel and Secretary

Date: November 6, 2006

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of November 6, 2006, by and between the Company, Citigroup Global Markets Inc., Raymond James & Associates, Inc., Stifel, Nicolaus & Company, Incorporated, SunTrust Capital Markets, Inc. and BB&T Capital Markets, a division of Scott & Stringfellow, Inc.

99.1	Press Release of Interface, Inc., dated November 7, 2006, announcing the pricing of the public offering of shares of the Company’s Common Stock (furnished pursuant to Item 7.01 of Form 8-K).

3